UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 24, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

           Colorado                       0-24768                84-1123311
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                  7100 E. Belleview Avenue, Englewood, CO   80111
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None

          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing increased popularity of the Company's medical code information web site.

Exhibits

Exhibit 99.1 Press release dated May 24, 2000 announcing increased popularity of the Company's medical code information web site.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MEDIX RESOURCES, INC.

Date: May 25, 2000                                   By: /s/ Patricia Minicucci
                                                     --------------------------
                                                     Executive Vice President